Exhibit 10.2

Icoria, Inc.	Contract No. HHSN291200555540C
SBIR Phase II	ADB No. N44ES55540

SUMMARY FORM OF AGREEMENT

SECTION B—SUPPLIES OR SERVICES AND PRICES/COSTS

ARTICLE B.1. BRIEF DESCRIPTION OF SUPPLIES OR SERVICES

The purpose of this contract is to develop metabolomic profiles of liver, urine, and blood from rodents exposed to environmental or pharmaceutical agents which will yield metabolomic methods that can be applied to the study of herpatic diseases.

ARTICLE B.2. ESTIMATED COST AND FIXED FEE

a.	The estimated cost of this contract is $1,116,252.

b.	The fixed fee for this contract is $89,300. The fixed fee shall be subject to the withholding provisions of the clauses ALLOWABLE COST AND PAYMENT and FIXED FEE referenced in the General Clause Listing in Part II, ARTICLE 1.1 of this contract. Payment of fixed fee shall be made in equal monthly installments.

c.	The Government’s obligation, represented by the sum of the estimated cost plus the fixed fee, is $1,213,492.

d.	Total funds currently available for payment and allotted to this contract are $440,986 of which 440,969 represents the estimated costs, and of which $32,077 represents the fixed fee and $7,940 as an offset of contractor absorbed equipment costs to reduce the burden for this small contractor. For further provisions on funding, see the LIMITATION OF FUNDS clause referenced in Part II, ARTICLE 1.2. authorized Substitutions of Clauses.

e.	It is estimated that the amount currently allotted will cover performance of the contract through August 10, 2006.

f.	The Contracting Officer may allot additional funds to the contract without the concurrence of the Contractor.

ARTICLE B.3. PROVISIONS APPLICABLE TO DIRECT COSTS

a.	Items Unallowable Unless Otherwise Provided

Notwithstanding the clause[s], ALLOWABLE COST AND PAYMENT, and FIXED FEE, incorporated in this contract, unless authorized in writing by the Contracting Officer, the costs of the following items or activities shall be unallowable as direct costs:

(1)	Acquisition, by purchase or lease, or any interest in real property;

(2)	Special rearrangement or alteration of facilities;

(3)	Purchase or lease of any item of general purpose office furniture or office equipment regardless of dollar value. (General purpose equipment is defined as any items of

Icoria, Inc.	Contract No. HHSN291200555540C
SBIR Phase II	ADB No. N44ES55540

personal property which are usable for purposes other than research, such as office equipment and furnishings, pocket calculators, etc.);

(4)	Travel to attend general scientific meetings;

(5)	Foreign travel;

(6)	Consultant costs;

(7)	Subcontracts:

(8)	Patient care costs;

(9)	Accountable Government property (defined as both real and personal property with an acquisition cost of $1,000 or more and a life expectancy of more than two years) and “sensitive items” (defined and listed in the Contractor’s Guide for Control of Government Property), 1990, regardless of acquisition value.

ARTICLE B.4. ADVANCE UNDER STANDINGS

Other provisions of this contract notwithstanding, approval of the following items within the limits set forth is hereby granted without further authorization from the Contracting Officer.

a.	Contract Number Designation

On all correspondence submitted under this contract, the contractor agrees to clearly identify the two contract numbers that appear on the face page of the contract as follows:

Contract No. HHSN291200555540C

ADB No. N44-ES-55540

b.	Indirect Costs

The Contractor shall, within 90 days after the effective start date of this contract, submit proposed indirect cost rates and supporting cost data to the office designated in ARTICLE G.4, INDIRECT COSTS RATES of this contract for purposes of establishing indirect cost rates specifically for this contract. Until negotiations are complete and new rates established, indirect costs shall be reimbursed at the following rates.

Type	Rate
Fringe Benefits	18%
Labor Overhead	45%
G&A	35%

Rate Application Base

The new negotiated indirect cost rates shall be retroactive to include the period beginning with the effective start date of this contract.